Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)
 (Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report of Nemaura Medical, Inc. on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief:
(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: October 31, 2017
	By:	/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury
Chief Executive Officer and President
(Principal Executive Officer)